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                                                                    EXHIBIT 10.2


                       Dated the 21st day of August 2000




                           COLLINS FOODS GROUP PTY LTD
                                 ACN 009 937 900

                  AND THE OTHER COMPANIES LISTED IN SCHEDULE A

                                 In Account with

                           WESTPAC BANKING CORPORATION
                              A.R.B.N. 007 457 141




                          UNLIMITED CROSS GUARANTEE AND
                       INDEMNITY AND NEGATIVE PLEDGE WITH
                           FINANCIAL RATIO COVENANTS


                     BY THE GUARANTORS LISTED IN SCHEDULE A


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                                      viii



                                TABLE OF CONTENTS

UNLIMITED CROSS GUARANTEE AND INDEMNITY AND NEGATIVE PLEDGE WITH FINANCIAL RATIO
       COVENANTS.............................................................................          1

DEFINITIONS AND INTERPRETATION...............................................................          2

1.     DEFINITIONS...........................................................................          2

CONDITIONS OF GUARANTEE AND INDEMNITY........................................................          7

2.     GUARANTEE.............................................................................          7

3.     EXTENT OF GUARANTEE...................................................................          7

4.     CONTINUING GUARANTEE..................................................................          7

5.     INSOLVENCY............................................................................          7

6.     VARIATION OF ARRANGEMENTS WITH CUSTOMER...............................................          8

7.     UNCONDITIONAL OBLIGATION..............................................................          8

8.     REFUND OF PAYMENTS....................................................................          8

9.     INDEMNITY.............................................................................          9

10.    OTHER SECURITY........................................................................          9

NEGATIVE PLEDGE AND FINANCIAL RATIO COVENANTS................................................         10

11.    REPRESENTATIONS AND WARRANTIES........................................................         10

12.    UNDERTAKINGS..........................................................................         11
       12.1   Information....................................................................         11
       12.2   Negative Pledges...............................................................         12
       12.3   Financial Covenants............................................................         13
       12.4   General Undertakings...........................................................         15
       12.5   Undertakings by Guarantors.....................................................         16

13.    EVENTS OF DEFAULT.....................................................................         16

14.    WESTPAC'S REMEDIES AND POWERS.........................................................         18
       14.1   Event of Default...............................................................         18
       14.2   No waiver......................................................................         19

GENERAL PROVISIONS...........................................................................         20

15.    PAYMENTS..............................................................................         20
       15.1   Payments.......................................................................         20
       15.2   Time of payment................................................................         20
       15.3   Interest.......................................................................         20

16.    YIELD PROTECTION......................................................................         21

17.    ADDITIONAL PAYMENTS...................................................................         21
       17.1   Indemnity and costs............................................................         21
       17.2   Currency Indemnity.............................................................         21
       17.3   Expenses.......................................................................         21
       17.4   Goods and Services Tax.........................................................         22

18.    GENERAL...............................................................................         22
       18.1   Term...........................................................................         22
       18.2   Statements.....................................................................         22


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                                       ix

       18.3   Notices........................................................................         22
       18.4   Agent for Service of Process...................................................         23

19.    APPROPRIATION AND SET-OFF.............................................................         23
       19.1   Appropriation..................................................................         23
       19.2   Set-Off........................................................................         23

20.    ASSIGNMENT AND TRANSFER...............................................................         23

21.    RELIANCE..............................................................................         23

22.    MULTIPLE PARTIES......................................................................         24
       22.1   Multiple Guarantors............................................................         24
       22.2   Multiple Customers.............................................................         24

23.    NEW GUARANTORS........................................................................         24

24.    LAW AND JURISDICTION..................................................................         24

25.    COUNTERPARTS..........................................................................         24

26.    ATTORNEYS.............................................................................         25

27.    INCONSISTENCY.........................................................................         25

28.    RELEASE OF GUARANTORS.................................................................         25

SCHEDULE A -- GUARANTORS.....................................................................         27

EXECUTION....................................................................................          I

TABLE OF CONTENTS............................................................................       VIII

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                                       1


                          UNLIMITED CROSS GUARANTEE AND
                       INDEMNITY AND NEGATIVE PLEDGE WITH
                            FINANCIAL RATIO COVENANTS


THE GUARANTEES, INDEMNITIES, NEGATIVE PLEDGES AND FINANCIAL RATIO COVENANTS IN THIS AGREEMENT ARE GIVEN


BY      EACH OF THE COMPANIES LISTED IN SCHEDULE A (each, a "GUARANTOR")

TO WESTPAC BANKING CORPORATION (ARBN 007 457 141) ("WESTPAC") of 15th Floor, 260 Queen Street, Brisbane, Queensland

FOR the liabilities and obligations to Westpac of EACH OTHER OF THE COMPANIES LISTED IN SCHEDULE A (each, a "CUSTOMER") on the conditions set out in this Agreement

IN EXCHANGE FOR Westpac providing or continuing credit to one or more (whether jointly or severally) of the Customers, or not taking immediate action to enforce those Customers' obligations to Westpac.


THE LIABILITIES AND OBLIGATIONS WHICH THE GUARANTORS GUARANTEE TO WESTPAC ARE:

All liabilities and obligations of the Customer to Westpac of any kind and for any reason, now or in the future, whether or not currently contemplated, including where Westpac obtains rights because of an assignment or transfer

(as amended, the "GUARANTEED OBLIGATIONS") and all money which the Customer may owe to Westpac, now or in the future, for any reason under or in relation to the Guaranteed Obligations, whether the money is or becomes owed:

(a) by the Customer alone, or together with one or together with one or more others, or

(b)     actually or contingently,

(including amounts referred to in Clause 1) (the "GUARANTEED MONEY").

Each Guarantor's liability as guarantor under this Agreement is unlimited.


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                                       2


                         DEFINITIONS AND INTERPRETATION


1.      DEFINITIONS


In this Agreement:

"ADMINISTRATION" includes bankruptcy, administration arising out of mental illness or incapacity, administration of an insolvent estate, administration of a corporation, arrangement, receivership or winding up, dissolution or anything similar.

"ACCOUNTS" means profit and loss accounts, balance sheets, cash flow statements and statements, reports (including auditor's reports and director's reports) and notes attached to, or intended to be read with, any of them.

"AGREEMENT" includes any document or instrument of any kind, any deed, agreement or arrangement.

"ANYONE" includes without limitation anyone who signs this Agreement, the Customer or anyone else who gives a Security.

"AUTHORISATION" includes any consent, registration, filing, lodgment, agreement, certificate, notarisation, permission, licence, approval, authority or exemption, from by or with any Governmental Agency. Where a Governmental Agency can prohibit or restrict something if it acts within a specified period after formal notification of it (for example lodgment, registration or filing), Authorisation includes the expiry of that period without that action.

"BANK DOCUMENT" means this Agreement, any agreement the performance of which is secured or guaranteed by this Agreement, any agreement that documents the terms of any Finance Debt between Westpac and any one or more Guarantors, any Security, or any agreement or document issued under or entered into in connection with any of them including without limitation any subordination agreement. It includes any amendment or replacement of any of them.

"BILL FACILITY" means the bill acceptance and discount facility described in the Bill Facility Agreement.

"BILL FACILITY AGREEMENT" means the Agreement between Collins Restaurants Management Pty Ltd ACN 093 912 979 and Westpac dated on or about the date of this Agreement.

"CFI" means Collins Foods International Pty Ltd A.R.B.N. 009 980 250.

"CFI GROUP" means CFI and its Subsidiaries.

"CFG" means Collins Foods Group Pty Ltd ACN 009 937 900.

"CFG GROUP" means CFG and its Subsidiaries.

"EBITDA" means, for a period, the aggregate of:

(a)     Operating Cash Flow for the period; and

(b) Interest Expense for the period (excluding Interest Expense relating to Subordinated Debt);

"COMMITMENT" has the same meaning as in the Bill Facility Agreement.

"EVENT OF DEFAULT " has the meaning given in clause 13 below.

"FINANCE DEBT" includes any indebtedness, present or future, actual or contingent in relation to money borrowed or raised or any other financing. It includes any such


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                                       3


indebtedness under or in respect of any of the following: a Guarantee, a discounting arrangement, a Finance Lease, deferred purchase price (for more than 90 days), or an obligation to deliver property or provide services paid for in advance by a financier. It also includes exposure under any interest, commodity, securities, index, or currency exchange, option, hedge, swap or other similar arrangement.

"FINANCE LEASE" means a Lease which under Australian Accounting Standard 17 is (or would if that Standard was applied to the relevant company or the Lease was regarded as a "lease" for the purposes of that Standard be) regarded as a finance lease or which under any other applicable Accounting Standard would be regarded as a finance lease.

"FRANCHISOR" means a franchisor under any franchise agreement to which a Relevant Company is a party.

"FREE CASH FLOW" means, for any period:

(a)     EBITDA for the period; less

(b) capital expenditure for the period which is not to exceed the amount specified in clause 12.3(v);

for CFG Group, and for any period before the Restructure is complete, the Group.

"GOVERNMENTAL AGENCY" means any government or any governmental, semi-governmental, statutory, judicial entity or authority. It includes any self-regulatory organisation established under statute and any stock or futures exchange.

"GROUP" means the CFI Group and the SIM Group .

"GUARANTEE" means any guarantee, indemnity, letter of comfort or other assurance against loss. It includes any obligation to be responsible for the solvency or financial condition of another party, or for payment of a debt or obligation of another party, either directly or indirectly (for example, by acquiring the debt or obligation). "GUARANTEED" has a corresponding meaning.

"GUARANTEED MONEY" includes at any time:

(a) money which the Customer would have owed Westpac under or in relation to the Guaranteed Obligations but for some reason as described in Clause 9;

(b) money which the Customer is or may become liable to pay to Westpac as surety for the liabilities of another person;

(c)     money owed because of an assignment to Westpac;

(d) money which will become payable to Westpac by the Customer only if particular circumstances occur, even though the Customer may not at a particular time be under an existing obligation to pay that money (for example damages or compensation).

"GUARANTEED OBLIGATIONS" includes at any time obligations and liabilities which the Customer would have owed Westpac but for some reason as described in Clause 9.

"GUARANTOR" means any party which gives any Guarantee or Security Interest in relation to the obligations of a Customer to Westpac now or in the future.

"INTEREST EXPENSE" means all gross interest expenses and all other outgoings in the nature of interest (including, without limitation, Finance Lease charges) incurred by CFG Group and for any period before the Restructure is complete, the Group in respect of Total Group Debt as disclosed by the Latest Financial Information.

"LATEST FINANCIAL INFORMATION" means the most recent consolidated or aggregated (as the case may be) financial information (after making such adjustments as in the opinion of CFG's auditor are necessary for the proper determination of the financial condition of

CFG Group or for any period before the Restructure is complete, the Group) as at or prior to the date at which an examination is being made to determine Total Liabilities or Total Tangible Assets for the purposes of this Agreement.

"LEASE" means:

(a)     any lease, charter, hire purchase or hiring arrangement of any property;

(b) any other agreement under which any property is or may be used or operated by a person other than the owner; or

(c) any agreement or arrangement under which any property is or may be managed or operated for or on behalf of the owner or another person by a person other than the owner, and the operator or manager or its related body corporate (as defined in the Corporations Law) (whether in the same or another agreement or arrangement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature;

but does not include an Operating Lease.

"LEASE RENTAL OBLIGATIONS" means, for a period, the aggregate amount of all payments required to be made during the period pursuant to an Operating Lease.

"MATERIAL ADVERSE EFFECT" means, in the reasonable opinion of Westpac, a material adverse effect on:

(a) the business, assets, operations, material contracts (taken as a whole) or condition, financial or otherwise of a Guarantor;

(b) the ability of a Guarantor to perform any of its obligations under a Bank Document;

(c) the rights or benefits available to Westpac under the Bill Facility Agreement; or

(d)     the effectiveness of, or the validity or enforceability of any Bank
        Document.

"OPERATING CASH FLOW" means, for any period, the aggregate of:

(a) operating profit (or loss) for the period before income tax excluding abnormal items; and

(b) amortisation and depreciation for the period as determined in accordance with generally accepted accounting principles;

of CFG Group and, for any period before the Restructure is complete, the Group.

"OPERATING LEASE" means a Lease which under the Australian Accounting Standard 17 is (or would if that Standard was applied to the relevant Company or the Lease was regarded as a "lease" for the purposes of that Standard) regarded as an operating lease or which under any other applicable Accounting Standard would be regarded as an operating lease.

"POTENTIAL EVENT OF DEFAULT" means any event, thing or circumstance which with the giving of notice or passage of time or both would become an Event of Default. It includes any breach of a Bank Document.

"REFERENCE LENDING RATE" means the rate Westpac regularly publishes in major metropolitan newspapers as its "Reference Lending Rate" or such other rate as may supercede its Reference Lending Rate.

"RELEVANT COMPANY" means any Guarantor or Customer or any Subsidiary of any of them.

"RESTRUCTURE" means the restructure of the Group as described to Westpac before the date of this Agreement. For the purpose of this Agreement and the Bill Facility Agreement, the Restructure is complete when:


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                                       5


(a) Collins Foods Group Pty Ltd ACN 009 937 900 holds all of the issued shares in:

        -       Sizzler Asia Holdings, Inc;

        -       Collins Restaurants Queensland Pty Ltd;

        -       Collins Restaurants Management Pty Ltd; and

        -       Sizzler Restaurants Group Pty Ltd;

(b)     Sizzler Asia Holdings, Inc holds all of the issues shares in:

        -       Sizzler Restaurant Services, Inc.;

        -       Sizzler South East Asia, Inc.;

        -       Sizzler New Zealand Limited; and

        and not less than 50% of the issued shares in Sizzler Steak Seafood Salad (S) Pte Ltd;

(c) all of the issued shares in Collins Foods Group Pty Ltd ACN 009 937 900 are held by Restaurants Concepts International, Inc.

"SECURITY" is any Security Interest, claim or other right held by Westpac from or against the Customer or anyone else in relation to the Guaranteed Obligations or the Guaranteed Money, now or in the future. It includes the rights against any Guarantor under this Agreement.

"SECURITY INTEREST" includes any mortgage, pledge, lien, charge or other security or any arrangement which gives a creditor a preferential right to an asset or its proceeds.

"SENIOR INTEREST" means, for a period, the Interest Expense incurred during the period in respect of the Total Senior Debt.

"SIM" means Sizzler International Marks Inc.

"SIM GROUP" means SIM and its subsidiaries.

"SUBORDINATED DEBT" means all Finance Debt (other than Finance Debt payable to Westpac) which has been subordinated on terms acceptable to Westpac.

"SUBSIDIARY" of a corporation is an entity whose accounts are included in that corporation's consolidated accounts.

TANGIBLE ASSETS means all assets other than future tax benefits, goodwill, patents, trademarks, trade names, design rights, franchises, underwriting and formation expenses and other items of a like nature which according to current accounting practice are regarded as intangible assets.

TOTAL GROUP DEBT means at any time the aggregate amount (as disclosed by the Latest Financial Information) of all outstanding Finance Debt of CFG Group and for any period before the Restructure is complete, the Group other than trade creditors, TNA's (Transaction Negotiation Authorities), Cheque Cashing Authorities and Finance Debt owing to Sizzler International, Inc. or any of its subsidiaries which is subordinated to monies owing to Westpac.

TOTAL LIABILITIES means at any time the aggregate amount (as disclosed by the Latest Financial Information) of all secured and unsecured liabilities of CFG Group and for any period before the Restructure is complete, the Group other than deferred income tax liabilities.

"TOTAL SENIOR DEBT" means all Finance Debt which is not Subordinated Debt.


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                                       6


TOTAL TANGIBLE ASSETS means at any time the aggregate of the book values of all Tangible Assets of CFG Group and for any period before the Restructure is complete, the Group as disclosed by the Latest Financial Information.

"VERIFICATION CERTIFICATE" means a certificate described in any Bank Document and given by a director or secretary of any Guarantor confirming the matters described therein.

Where an EXAMPLE is given, it does not limit what else might be included.

Unless otherwise stated all references to MONEY are references to Australian dollars.

References to ANY DOCUMENT include references to the document as varied, supplemented or novated.

References to any GENDER include all genders.

References to PERSONS include references to any entity including without limitation any individual or body corporate.

References to the PLURAL include the SINGULAR and vice versa.

                      CONDITIONS OF GUARANTEE AND INDEMNITY


2.      GUARANTEE

The Guarantor guarantees to Westpac that the Customer will:

(a)     pay to Westpac on time all the Guaranteed Money, and

(b)     perform the Guaranteed Obligations.

If the Customer does not pay an amount of the Guaranteed Money when it is due, Westpac may demand that the Guarantor pay that amount. The Guarantor must then immediately pay that amount to Westpac. Westpac can make any number of demands and demand can be made:

(c)     for all or part of the Guaranteed Money; and

(d) even if Westpac does not take action to recover the Guaranteed Money from the Customer.


3.      EXTENT OF GUARANTEE

This Agreement is a guarantee for the full amount of the Guaranteed Money and is a principal obligation and shall not be treated as ancillary or collateral to any other right or obligation.


4.      CONTINUING GUARANTEE

The Guarantor's obligations under this Agreement are continuing. Even though Westpac receives payments from or makes arrangements with the Customer or anyone else, the Guarantor is still liable for the Guaranteed Money and the Guaranteed Obligations now and in the future.

The guarantee hereunder is a guarantee of payment, and not merely of collectability, and may be enforced against any Guarantor without first proceeding against the Customer or any collateral for or other guarantees of the Guaranteed Obligations.


5.      INSOLVENCY

If:

(a)     the Customer or anyone goes into Administration, and

(b) in the Administration, Westpac makes a claim which in any way relates to any of the Guaranteed Money or other money owed to Westpac by the Customer,

then if Westpac receives money as a result of making such a claim or for any other reason, it may set that money aside.

Westpac need not use the money set aside to pay the Guaranteed Money until it has received enough in respect of the Guaranteed Money (including the amount set aside) to pay all of the Guaranteed Money. Until that happens, the Guarantor is fully liable for the Guaranteed Money, as if Westpac had not received the money set aside.


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                                       8


Until the Guaranteed Money has been irrevocably paid and discharged in full, the Guarantor shall not be entitled either directly or indirectly to prove in any Administration of the Customer or claim or receive any benefit of any such Administration.


6.      VARIATION OF ARRANGEMENTS WITH CUSTOMER

This Agreement applies automatically to all dealings between Westpac and the Customer, whether or not those dealings increase the Guarantor's liability and whether or not Westpac notifies, or obtains the consent of, the Guarantor including:

(a)     a change in the Guaranteed Obligations or Guaranteed Moneys, or

(b)     new or replacement obligations.


7.      UNCONDITIONAL OBLIGATION

The Guarantor's liability under this Agreement is unconditional. It is not affected by anything which might release the Guarantor from or limit all or part of its obligations, including if:

(a) Westpac does not exercise any of its Security or rights against the Customer or anyone,

(b) Westpac makes any arrangement, transaction or compromise with the Customer or anyone, including one which varies, takes away or limits its Security or rights or its freedom to exercise them,

(c) Westpac gives the Customer or anyone a full or partial discharge or release or time to pay or any other concession,

(d) this or any document or Security is temporarily or permanently unenforceable, is not taken by Westpac, is lost, is not signed by anyone or is not binding on anyone intended to give a Guarantee or Security,

(e) there is a change in the nature or constitution of the Customer or anyone including its members,

(f) that or any other Guarantor, the Customer or anyone dies, becomes insolvent or incapacitated or goes into some form of Administration, or

(g)     the Customer or anyone has any claim against Westpac.


8.      REFUND OF PAYMENTS

For some reason (for example, a law about Administration or directors' duties) Westpac may have to refund or give up any money which the Customer or anyone else has paid to it, or which it recovers in any way. If that happens the Guarantor owes Westpac all the money that it would have owed if the amount refunded or given up had never been paid to or received by Westpac. The Guarantor will do everything it can to restore to Westpac any rights against the Guarantor or its property which Westpac had before it received the money which it later had to refund or give up.


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                                       9


9.      INDEMNITY

If for any reason (for example, lack of capacity or authority, Administration, illegality or inadequate or improper execution or stamping):

(a) Westpac has no legal right to recover an amount of the Guaranteed Money from the Customer or enforce the Guaranteed Obligations, or

(b) the Customer is not bound by obligations that would otherwise have been Guaranteed Obligations or owe an amount that would otherwise have been included in the Guaranteed Money,

the amount will be taken to be part of the Guaranteed Money, and the Guarantor will pay it to Westpac whenever Westpac demands, and the obligations will be taken to be part of the Guaranteed Obligations. This applies even if Westpac knew or should have known of the problem, and even if, because of the problem, the Customer could never have been required to pay Westpac the amount. This is a principal and independent obligation.


10.     OTHER SECURITY

Any other Security held by Westpac for all or part of the Guaranteed Money or the Guaranteed Obligations is independent of this Agreement. Nothing affecting any Security will affect the Guarantor's liability under this Agreement. Westpac can enforce this Agreement and any Security in any order it wishes, or can choose not to enforce any Security at all.

Until the Guaranteed Money is paid in full, the Guarantor cannot claim the benefit of, and has no right to, the Security held by Westpac.


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                                       10


                  NEGATIVE PLEDGE AND FINANCIAL RATIO COVENANTS


11.     REPRESENTATIONS AND WARRANTIES

Each Guarantor makes the following representations and warranties to the extent they relate to it.

(a) (STATUS) Each Relevant Company is incorporated in the place stated by the Guarantor to Westpac. Any Bank Document to which a Relevant Company is expressed to be a party is its binding obligation enforceable against it, and does not breach any document or agreement binding on it or any other Guarantor or Relevant Company or any law or the memorandum and articles of association or any other constituent documents of the Relevant Company.

(b) (AUTHORITY) It has the power to enter into each Bank Document to which it is a party and to carry out any transaction or obligation contemplated by it. Furthermore, no further corporate action is necessary for it to enter into the Bank Documents to which it is party and draw under any facility provided to it under a Bank Document. Each person held out in a Verification Certificate or other document signed by a secretary or director as having that authority, is authorised to sign a draw down or other notice on its behalf.

(c) (INFORMATION) All information provided by it to Westpac is or was true when given and is not misleading by omission or otherwise in all material respects.

(d) (DISCLOSURE) It has no material obligation other than those incurred in the ordinary course of day to day trading (whether to pay money or otherwise and whether or not contingent) to any person outside of the CFG Group which it has not disclosed in writing to Westpac prior to the date of this Agreement.

(e) (ACCOUNTS) Its holding company's most recent consolidated and unconsolidated accounts give a true and fair view in all material respects under generally accepted accounting principles. There has been no material adverse change or Material Adverse Effect since the period they cover. They disclose all material Finance Debt and material contingent liabilities.

(f) (LITIGATION) No litigation, tax claim, dispute or other proceeding is current or, to its knowledge, threatened, which is likely to have a Material Adverse Effect.

(g) (NO TRUSTEE) No Relevant Company is a trustee, except for a Subsidiary which is a trustee of its superannuation funds and except for any implied constructive or resulting trust which arises under its ordinary course of business.

(h) (NO DEFAULT) There is no subsisting Event of Default, or Potential Event of Default.

(i) (OTHER SECURITY INTERESTS) The execution and performance of this Agreement and each other Bank Document to which it is a party does not result in a Security Interest (other than under a Bank Document) being created on, or a charge crystallising over, its or any other Guarantor's or Relevant Company's assets.

(j) (SOLVENCY) It is solvent and there are reasonable grounds to expect that, on execution of each Bank Document to which it is a party, it will continue to be able to pay all its debts as and when they become due and payable.


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                                       11


(k) (ENVIRONMENTAL LAW) No environmentally hazardous substance affects any of its property the subject of a Security in breach of any law or the requirements of any Governmental Agency.

Without limiting clause 12.1(a)(v)(B), the above representations and warranties are repeated on each day on which a Customer draws down or otherwise makes use of any facility provided by Westpac under a Bank Document.


12.     UNDERTAKINGS

CFG undertakes as follows unless Westpac otherwise consents in writing.

12.1    INFORMATION

(a)     (INFORMATION) It will provide the following to Westpac:

        (i) Audited consolidated or aggregated (as the case may be) annual Accounts (not later than 120 days from balance date);

        (ii) Consolidated or aggregated (as the case may be) annual projections and budgets (not later than 120 days from balance date);

        (iii) Consolidated or aggregated (as the case may be) quarterly management Accounts (within 45 days after the end of the quarter),

        which relate to CFG Group and for any period before the Restructure is complete, the Group,

        (iv) a certificate by two of its directors (not later than 45 days from the end of each accounting quarter and on production of the audited consolidated and aggregated (as the case may be) annual accounts) including the following representations/information:

                (A) that nothing has occurred which constitutes an Event of Default or Potential Event of Default;

                (B) that the representations and warranties by each Guarantor in this Agreement are true in all material respects as though they had been made at the date of the certificate in respect of the facts and circumstances then subsisting;

                (C) that it and each other company in the CFG Group has complied with and continues to comply with the financial undertakings in clauses 12.2 (Negative Pledges) and 12.3 (Financial Covenants); and

                (D) the CFG Group's and for any period before the Restructure is complete, the Group's consolidated:

                        (1) interest rate and foreign exchange exposures at the time of the report and details of hedging or other risk reduction strategies applied by management to the exposures;

                        (2)     balance sheet;

                        (3)     profit and loss account;

                        (4)     cash flow statement; and

                        (5) performance against budget and revised forecast for the month, quarter, year to date and corresponding period of the preceding year,


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                                       12


                In the case of audited Accounts, the certificate should have attached a certificate by the auditor as to compliance with the financial undertakings;

        (v) details of any material property or real estate acquired or purchased by a Relevant Company;

        (vi) promptly, details of any actual or proposed sale of any asset the proceeds of which must be dealt with under clause 1.1(b)(ii) of the Bill Facility Agreement;

        (vii) promptly, all documents issued by it to any stock exchange or shareholders;

        (viii) promptly, details of any substantial dispute between a Relevant Company and a Governmental Agency, or a proposal by a Governmental Agency to acquire compulsory all or a substantial part of any Relevant Company's assets;

        (ix) promptly, details of any substantial dispute between a Relevant Company and a Franchisor;

        (x) promptly, notice of any litigation to which it or a Relevant Company is a party which may have a Material Adverse Effect;

        (xi)    promptly, any other information reasonably requested by Westpac;

        (xii) promptly, any other information in relation to the financial condition or business of the CFG Group or, for any period before the Restructure is complete, the Group which Westpac may reasonably request; and

        (xiii) promptly, any correspondence between a Relevant Company and a Government Agency which is likely to have a Material Adverse Effect on the CFG Group's business or assets.

(b) (QUARTERLY MEETINGS) At Westpac's request, it will meet with Westpac quarterly to review the consolidated and aggregated quarterly management Accounts (within 14 days after receipt by Westpac of the consolidated and aggregated quarterly management Accounts);

(c) (NOTICE OF DEFAULT) It will immediately notify Westpac as soon as it becomes aware of any Event of Default or Potential Event of Default.

(d) (INSURANCE POLICIES) It will deliver to Westpac up-to-date copies of insurance policy(ies) insuring all assets forming part of Westpac's Security for full replacement value against fire and other risks duly signed by the insurance company(ies) and having the interest of Westpac noted as mortgagee.

12.2    NEGATIVE PLEDGES

(a) (NEGATIVE PLEDGE) It will not create or allow, nor permit any Relevant Company to create or allow, a Security Interest over any of its assets or enter any other transaction or arrangement which gives a creditor a preferential right to an asset owned or used by it except a lien or statutory charge which arises by operation of law in the ordinary course of its day to day business and does not secure Finance Debt, but only so long as it pays the amount secured promptly, except where that amount is being contested in good faith;

(b) (ASSETS) It will not dispose, nor permit any Relevant Company to dispose, of all or any part of its assets or an interest in them or agree or attempt to do so (whether in one or more related or unrelated transactions) except:

        (i)     disposals in the ordinary course of its day to day trading;

        (ii) disposal of an asset with a market value of less than $100,000.00;

        (iii)   disposal of an asset for the purpose of a sale and leaseback;

        (iv) disposal of an asset to a Group entity for the purpose of the Restructure; or

        (v)     disposal of an asset where:

                (A) the net sale proceeds of the asset will be paid to Westpac pursuant to clause 1.1 (b) (ii) of the Bill Facility Agreement; and

                (B) if the asset sold has a market value of more than $100,000.00, Westpac has consented to the disposal of the asset or the market value of the asset and all other assets with a market value exceeding $100,000.000 disposed of during a period does not exceed the maximum aggregate amount approved by Westpac for the period.



        Where a Subsidiary issues shares and its holding company does not acquire all of the shares, or a rateable portion of its shares according to its then shareholding, the holding company will be taken to have disposed of the shares that it does not acquire.

(c) (CHANGE OF BUSINESS) It will ensure that the Relevant Companies will not substantially change the nature of the main business or businesses carried on by them as a whole, and that no Relevant Company will take any action which would have that effect, whether by disposal, acquisition or otherwise.

(d) (NEW SUBSIDIARY) It will ensure that no Relevant Company will create or acquire a new subsidiary unless within 3 months that Subsidiary becomes a party to a Guarantee in relation to the Bank Documents satisfactory to Westpac, and provides evidence satisfactory to Westpac that it is bound by the Guarantee.

(e) (ARMS LENGTH DEALINGS) It will ensure that no Relevant Company will deal with any other party except at arms length for full commercial consideration in the ordinary course of business.

(f) (PARTNERSHIP) It will not enter into any partnership without Westpac's consent. For this purpose Westpac consents to the existing arrangements with Sizzler Steak Seafood Salad Pte Ltd in Singapore.

(g) (NO OTHER LOANS) It will ensure that no Relevant Company will make or receive:

        -       any Finance Debt other than Subordinated Debt; or

        - any payment in connection with any Finance Debt other than Subordinated Debt;

        except as permitted by a Bank Document.

12.3    FINANCIAL COVENANTS

CFG Group will maintain the following financial ratios on a consolidated basis (unless Westpac otherwise agrees to vary them, whether temporarily or otherwise):

(i) (MINIMUM EBITDA) for the period from 30 April 2000 to 30 April 2001, EBITDA on a twelve monthly rolling basis is to be not less than A$18,000,000.00;

(ii) (TOTAL SENIOR DEBT/FREE CASH FLOW) at all times on and from 1 May 2001, the ratio of Total Senior Debt to Free Cash Flow is not to exceed three times;

(iii) (TOTAL LIABILITIES/TOTAL TANGIBLE ASSETS) the percentage of Total Liabilities to Total Tangible Assets must not during any of the following periods exceed the amounts shown below for that period:


Period                                     Percentage
--------------------------------------------------------------------------------
From and including 30 April 2000 up to     205%
and including 23 July 2000
--------------------------------------------------------------------------------
From and including 24 July 2000 up to      195%
and including 15 October 2000
--------------------------------------------------------------------------------
From and including 16 October 2000 up to   190%
and including 4 February 2001
--------------------------------------------------------------------------------
From and including 5 February 2001 up to   180%
and including 14 October 2001
--------------------------------------------------------------------------------
From 15 October 2001                       170%
--------------------------------------------------------------------------------


(iv)    (FIXED CHARGE COVER) the ratio of:

        (EBITDA and Lease Rental Obligations) to (Senior Interest plus Lease Rental Obligations) for CFG Group and for any period before the Restructure is complete, the Group on a twelve monthly rolling basis is not to be less than:

        -       for any period ending before 4 February 2001 -- 1.8 times; and

        -       for any period after 4 February 2001 -- 1.7 times;

(v) (CAPITAL EXPENDITURE) in each of the following financial years, capital expenditure of CFG Group and for any period before the Restructure is complete, the Group (including the costs of assets subject to any Lease) must not exceed the following amounts at the following times without Westpac's prior written consent.

        Year ending 30 April:

        (i)     2000, $6,325,000.00;

        (ii)    2001, $6,240,000.00;

        (iii)   2002, $6,448,000.00;

        (iv)    2003, $6,706,000.00;

        in addition, capital expenditure on a twelve month rolling basis for each quarter in the financial year starting 1 May 2000 and ending 30 April 2001 is not to exceed:


Quarter ending                             Maximum Amount
--------------------------------------------------------------------------------
23 July 2000                               $8,294,000.00
--------------------------------------------------------------------------------
15 October 2000                            $8,553,000.00
--------------------------------------------------------------------------------
4 February 2001                            $9,178,000.00
--------------------------------------------------------------------------------

(vi) (TOTAL SENIOR DEBT CAP) the Total Senior Debt must not at any time exceed $46,000,000.00; and

(vii) (NO DIVIDENDS) CFG will not declare or pay any dividend without the prior written consent of Westpac.

Compliance with the above financial covenants is to be determined on a twelve monthly rolling basis on the last day of each operational quarter by reference to the information provided to Westpac under clause 12.1 (a) and where the determination is to be made in respect of all or part of a period before the Restructure is complete, the determination will be made for that part of the period on the information relating to the Group provided under clause 12.1(a).

12.4    GENERAL UNDERTAKINGS

(a) (PAYMENTS TO SIZZLER INTERNATIONAL, INC) It will ensure that no company in the CFG Group makes, without the prior written consent of Westpac, any payments to Sizzler International, Inc. or Restaurants Concept International, Inc other than the following permitted payments:

        (i) a maximum aggregate amount of $58,000,000.00, to Sizzler International, Inc when the Restructure is complete;

        (ii) an annual payment not exceeding $3,900,000.00 ("Payment") in any twelve month period commencing 1 May and ending 30 April for management fees and Interest Expense on Subordinated Debt owing to Restaurants Concepts International, Inc or Sizzler International, Inc.which is to be paid as follows:

                (A) until the Commitment is reduced to $38,000,000.00, the whole amount of the Payment is to be paid into a deposit account held by Collins Restaurants Management Pty Ltd ACN 093 912 978 with Westpac (the "Account");

                (B) when the Commitment is reduced to $38,000,000.00 or less, 64% of the amount of the Payment can be paid direct to Sizzler International, Inc or Restaurants Concepts International, Inc (as the case may be) and the remainder of the Payment must be paid into the Account; and

                (C) when the Commitment is reduced to $32,000,000.00 or less, the whole amount of the Payment can be paid directly to Sizzler International, Inc or Restaurants Concepts International, Inc (as the case may be).

        Without limitation, Westpac agrees that if:

        -       no Total Senior Debt is due and unpaid; and

        -       no Event of Default or Potential Event of Default has occurred;

        Westpac will:

        (A) when the Commitment is reduced to $38,000,000.00 release 64% of the funds in the Account to Collins Restaurants Management Pty Ltd to enable it to pay management fees and Interest Expense on Subordinated Debt to Restaurants Concepts International, Inc or Sizzler International, Inc as the case may be; and

        (B) when the Commitment is reduced to $32,000,000.00, remove any restriction on the right of Collins Restaurants Management Pty Ltd to withdraw funds from the Account.

        Each Guarantor agrees that if there is any material breach of a financial covenant in clause 12.3 or 12.4 of this Agreement, that it is not remedied to the reasonable satisfaction of Westpac within 30 days of Westpac giving written notice of the breach to CFG, Westpac may apply the funds in the Account in repayment of Finance Debt owing to Westpac.

(b) (CHANGE IN MANAGEMENT) CFG will immediately notify Westpac in writing if there is a change in the person holding the position of the chief executive officer of CFG or any other significant change in the management of any company in the CFG Group.

12.5    UNDERTAKINGS BY GUARANTORS

Each Guarantor gives the undertakings contained in this Clause 12, other than the undertakings contained in Sub-clauses 12.1 (a)(i) -- (v), 12.1(b) and 12.1(d) unless Westpac otherwise consents in writing.


13.     EVENTS OF DEFAULT

Each of the following is an Event of Default (even if outside the control of any Relevant Company) except as stated below.

(a) (OBLIGATIONS UNDER TRANSACTION DOCUMENTS) Any Relevant Company fails to do any of the following (to the extent applicable to it):

        (i) pay principal under a Bank Document or any interest or other amount under a Bank Document on the due date;

        (ii) comply with any of its financial undertakings in clauses 12.2 (Negative Pledges), 12.3 (Financial Covenants); or

        (iii) comply with any other material obligation in the Bank Documents and, if that failure can be remedied within 30 days of written notice from Westpac, it does not remedy that failure within 30 days of written notice from Westpac of that failure.

(b) (NON PAYMENT BY SII) Sizzler International, Inc fails to make a payment on time under a limited guarantee with Westpac dated on or about the date of this Agreement.

(c) (MISREPRESENTATION) A representation or statement by or on behalf of a Relevant Company in a Bank Document, or in a document provided under it, is misleading in a material respect.

(d) (CROSS DEFAULT) Finance Debt of a Relevant Company totalling at least $50,000.00 or an equivalent sum in any currency:

        (i) is not paid when due (or within an applicable grace period) except where it is being contested in good faith; or

        (ii) becomes due and payable before its stated maturity, except as a result of an exercise of a prepayment right in the absence of default; or

        (iii) an obligation to provide finance to a Relevant Company totalling at least that amount is terminated except as a result of voluntary termination in the absence of default, or an event of default as defined in any other Bank Document occurs.

(e) (WINDING UP) An application or order is made, or a resolution is passed or proposed in a notice of meeting, for:

        (i) the winding up, dissolution, official management or administration of a Relevant Company or any analogous process; or

        (ii) an arrangement compromise or composition with its creditors or a class of them, or

        (iii) an application is made for any of the above except one which is frivolous and vexatious.

(f) (ENFORCEMENT AGAINST ASSETS) A receiver, receiver and manager, administrator or similar officer is appointed over a Relevant Company or a material asset or any material portion of its assets. A Security Interest is enforced, or distress or other execution levied, against a material asset or any material portion of the assets of a Relevant Company.

(g) (REDUCTION OF CAPITAL) A Guarantor or Customer reduces its capital, cancels its uncalled capital or buys back its shares to an extent which is likely to cause a breach of the financial undertakings in clause 12.

(h) (INSOLVENCY) A Relevant Company is insolvent or is deemed or presumed insolvent under any applicable law. A Relevant Company ceases or threatens to cease carrying on its business or paying its debts. A Relevant Company disposes or threatens to dispose of a substantial part of its assets.

(i) (BANK DOCUMENTS) All or a material part of a Bank Document is for any reason:

        (i)     terminated or of no force or limited force; or

        (ii) terminable at the option of the Relevant Company, except as expressly provided under that Bank Document; or

        (iii)   a Relevant Company alleges that it is so.

(j) (INVESTIGATION) An investigator or any other form of enquiry is instituted under the Corporations Law or similar legislation into the affairs of a Relevant Company which in the reasonable opinion of Westpac is likely to have a Material Adverse Effect.

(k) (REVOCATION OF AUTHORISATION) An Authorisation which is material to the business of a Guarantor or to the performance by the Relevant Companies of the Bank Documents or their validity or enforceability ceases to have effect and is not replaced by another Authorisation acceptable to Westpac.

(l) (MATERIAL ADVERSE CHANGE) There are any other circumstances including a material adverse change to the business assets or financial condition of the CFG Group as a whole or the Relevant Companies taken as a whole which may in the opinion of Westpac have a Material Adverse Effect.

(m) (CONTROL) Any Relevant Company or its holding company becomes controlled by another person or there is a substantial change in the control of CFG other than pursuant to the Restructure.

(n) (FUNDING APPLIED FOR ANY OTHER PURPOSE) Funding by Westpac to any Relevant Company is applied for any purpose other than the purpose it was provided for.

(o) (PRIOR INTEREST NOT DISCLOSED) A Relevant Company did not disclose to Westpac in writing, before or at the time this Agreement was executed, the fact that a Security Interest, trust, option or other third party right or interest affects its property, assets and rights the subject of a Security.

(p) (CHANGE IN CONSTITUENT DOCUMENTS) Any Relevant Company alters its Memorandum or Articles of Association or other constituent documents in any material way without the consent of Westpac.

(q)     (COMPULSORY ACQUISITION):

        (i) All or any material part of any Relevant Company's property the subject of a Security is compulsorily acquired by or by order of any Governmental Agency or under any law and the amount of compensation received or to be received by that Relevant Company in respect of that acquisition is, in the opinion of Westpac, substantially less than the value of the property acquired or that amount is not dealt with in accordance with this Agreement;

        (ii) Any Governmental Agency orders the sale, vesting or divesting of all or any material part of a Relevant Company's property the subject of a Security and the amount of any compensation received or to be received by that Relevant Company in respect of that sale, vesting or divesting is, in the opinion of Westpac, substantially less that the value of the property sold, vested or divested or that amount is not dealt with in accordance with this Agreement; or

        (iii) Any Governmental Agency takes any step for the purposes of any of the above,

        the result of which (whether individually or cumulatively) has a Material Adverse Effect).

Nothing in paragraph (d) or (f) is an Event of Default if done for the purpose of solvent reorganisation previously approved by Westpac.


14.     WESTPAC'S REMEDIES AND POWERS

14.1    EVENT OF DEFAULT

In addition to any other rights provided by law or any Bank Document at any time after an Event of Default (whether or not it is continuing) Westpac may do either or both of the following:

(a)     terminate any facility provided under any Bank Document; and

(b) by written notice require the Customer to repay all amounts lent or provided to it under any Bank Document (subject to the provisions of the Bank Document), and all other amounts actually or contingently outstanding by it under this Agreement or any Bank Document, and the respective Customer must pay them immediately.

(c) by written notice require the Guarantor to pay all the amounts Guaranteed by it under this Agreement or any Bank Document (whether or not contingently due), and the respective Guarantor must pay them immediately.

If an amount is paid to Westpac to cover an amount contingently owing, Westpac will hold that amount in an interest bearing account until the amount becomes actually owing or ceases to be contingently owing. Westpac will then apply the amount in the account (including interest) in payment of the amount actually owing and return the balance to the relevant Guarantor.

14.2    NO WAIVER

No failure to exercise a right or power, and no delay in exercising a right or power, operates as a waiver. Waivers must be in writing.

                               GENERAL PROVISIONS


15.     PAYMENTS

15.1    PAYMENTS

The Guarantor will make all payments under this Agreement when Westpac demands them and without deducting any amounts the Guarantor may claim from Westpac. Payments must be in cleared funds and free of any set-off or deduction, except for taxes where required by law. The Guarantor must pay:

(a)     in the currency in which the amounts demanded are denominated, and

(b) at Westpac's address set out on the front cover or any other address which Westpac gives from time to time.

If any amount is received by Westpac in a currency other than that in which it was demanded, the Guarantor will compensate Westpac for any exchange loss.

If the Guarantor is required to deduct any tax from any payment (except a tax on Westpac's overall net income), then:

(a) it must pay that amount to the appropriate authority and promptly give Westpac evidence of payment, and

(b) the amount payable is increased so that (after deducting that tax, and paying any taxes on the increased amount) Westpac receives the same amount it would have received had no deduction been made.

15.2    TIME OF PAYMENT

Unless otherwise stated, amounts payable under any of the Clauses 16 (Yield Protection) and 17 (Additional Payments), are payable within two Business Days of demand.

15.3    INTEREST

The Guarantor will pay interest on any amount which has been demanded by Westpac but remains unpaid at the rate at which overdue amounts bear interest under the Bank Documents. If several rates are provided for in the Bank Documents, interest under these conditions will be payable at the highest of those rates.

Interest will accrue each day on each amount due under a Bank Document but unpaid. Unless otherwise specified in the Bank Document, the rate will be Westpac's Reference Lending Rate then applicable plus:

(a) in the case of a facility governed by a Bank Document, any margin applied by Westpac under the relevant Bank Document plus 2% per annum; and

(b)     otherwise, 4% per annum.

That interest accrues before and after any judgment. Unless it does so more often, Westpac will be taken to have debited monthly the Guarantor's account with accrued interest under this paragraph. That interest will then itself bear interest.

Despite any other provision in any other Bank Document, but only for the purpose of calculating interest, if Westpac is paid moneys by one or more of the Guarantors under a Bank Document and Westpac, although being entitled to apply those moneys to reduce the Secured Moneys, decides instead to deposit the moneys into one or more suspense accounts, interest on the Secured Moneys will be calculated on the difference between the Secured Moneys and the aggregate of all amounts held in such suspense account(s).


16.     YIELD PROTECTION

Whenever Westpac determines that a Change in Law (as defined below) has the effect of:

(a) increasing its costs of funding or maintaining a facility under a Bank Document, or reducing its return or amounts received in respect of the facility; or

(b) reducing its return on capital allocated to a facility under a Bank Document (including because more capital needs to be allocated to the facility or cannot be used elsewhere),

then it will promptly notify the relevant Guarantor, who must pay Westpac the amount Westpac certifies is necessary to compensate it. That certificate will give an outline of the calculation, and will be conclusive and bind the Guarantor in the absence of manifest error.

If the Guarantor so requests, Westpac will negotiate in good faith with a view to finding a means of minimising the effect, but it is not a defence that the effect could have been avoided or minimised.

A CHANGE IN LAW is the introduction of, or a change in, any law, official directive, ruling or request or a change in its interpretation. If it does not have the force of law, it must be one with which responsible Australian banks would comply. Without limitation, it includes any occurrence which is a "Change in Law" as described above and which relates to capital adequacy, special deposit, liquidity, reserve, prime assets, tax or prudential requirements (except a change in tax on overall net income).


17.     ADDITIONAL PAYMENTS

17.1    INDEMNITY AND COSTS

Each Guarantor will indemnify Westpac against any liability, loss, cost or expense (including legal costs and goods and services tax on a full indemnity basis and the cost to Westpac of in house counsel at reasonable rates) it incurs in or as a result of an Event of Default or Potential Event of Default or a breach of its obligations, or actual or contemplated enforcement of this Agreement or any Bank Document to which it is a party or any Security.

17.2    CURRENCY INDEMNITY

Each Guarantor will indemnify Westpac if any amount payable under or in connection with a Bank Document is received in a currency which is different from that in which it is required to be paid under this Agreement. This indemnity applies whatever the reason for receipt of the amount in a different currency.

17.3    EXPENSES

The Guarantor will pay:

(a)     all stamp, transaction and other similar duties and charges, plus

(b) all external legal costs which Westpac incurs (on a full indemnity basis), in relation to this Agreement or any Bank Document to which it is a party and any Security and any transaction under them. This includes financial institutions duty and debits tax.

The Guarantor will on a full indemnity basis pay all amounts which Westpac incurs in relation to the enforcement of this Agreement or any Security.

Each Guarantor will also pay any fines and penalties unless they result from a failure by Westpac to lodge a document for stamping in sufficient time, having received from the Guarantor the amount of stamp duty in good time.

17.4    GOODS AND SERVICES TAX

(a) All payments to be made by the Guarantor or Customer under or in connection with this Agreement have been calculated without regard to GST.

        If all or part of any such payment is the consideration for a taxable supply for GST purposes then, when the Guarantor or Customer makes the payment:

        (i) it must pay to Westpac an additional amount equal to that payment (or part) multiplied by the appropriate rate of GST; and

        (ii) Westpac will promptly provide it with a tax invoice complying with the GST law.

(b) Where under this letter or a Bank Document the Customer or a Guarantor is required to reimburse or indemnify for an amount, the Customer or the Guarantor (as the case may be) will pay the relevant amount (including any sum in respect of GST) less any GST input tax credit Westpac determines that it is entitled to claim in respect of that amount.

(c) Any word or expression used in this clause which is defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) has the same meaning in this document.


18.     GENERAL

18.1    TERM

This Agreement will continue so long as there is any liability, obligation, document or agreement between Westpac and any Guarantor or Westpac releases it.

18.2    STATEMENTS

The Guarantor agrees that a written statement by Westpac, setting out the amount which the Guarantor owes under this Agreement, is sufficient proof that the Guarantor owes the amount stated, unless it is proved wrong.

18.3    NOTICES

Any notice, demand, statement, certificate or other communication by Westpac under any Bank Document may be given by any person whose title includes the word "manager", "counsel", "head" or "president", or any attorney authorised to do so.

Notices may be sent by facsimile, post or any other means to the recipient's address or number set out on the signature page of this Agreement or in any other address or number notified to the sender by the recipient.

Notices will be taken to have been given if delivered or left at that address on the date on which it is delivered or left.

18.4    AGENT FOR SERVICE OF PROCESS

Each Guarantor having its registered office outside Queensland:

(a) irrevocably appoints Collins Restaurants Management Pty Ltd ACN 093 912 979 ("CRM") as its agent for service of process relating to any proceedings before the courts and appellate courts of the State of Queensland in connection with each Bank Document; and

(b) agrees that failure by CRM to notify it of the process will not invalidate the proceedings concerned.


19.     APPROPRIATION AND SET-OFF

19.1    APPROPRIATION

Any money paid to Westpac to reduce the Customer's debts to Westpac may be used to pay off any part of the Customer's debts which Westpac chooses.

19.2    SET-OFF

If the Guarantor has any money in any account with Westpac, Westpac may use it to pay money the Guarantor owes to Westpac under this Agreement, but it need not do so. It can convert currencies using its normal procedures.

To the maximum extent allowed by law, the Guarantor gives up any right to set off any amounts Westpac owes it against amounts owed by the Guarantor under this Agreement.


20.     ASSIGNMENT AND TRANSFER

Westpac can transfer its rights under this Agreement to someone else. If Westpac does, this Agreement will apply to the transferee as if it were Westpac. To the maximum extent allowed by law, any transfer will be free of any set off, equity or cross-claim which but for this paragraph the Guarantor would have had against Westpac or the transferee of this Agreement. Westpac may disclose information concerning the Guarantee or the Guarantor to a potential transferee or sub-participant of this Agreement, the Guaranteed Obligations or the Guaranteed Money.

No Guarantor may assign its rights under any Bank Document.


21.     RELIANCE

The Guarantor acknowledges that it did not sign this Agreement relying on any promises or statements made by Westpac. It does not matter whether they were made in response to any question or not.

The only terms which apply to this Agreement are contained in it.

Westpac is not required to do anything in relation to, or tell the Guarantor anything concerning, the Customer's financial and business condition and affairs or its transactions with Westpac.

22.     MULTIPLE PARTIES

22.1    MULTIPLE GUARANTORS

The terms of this Agreement apply to each Guarantor individually and to all Guarantors as a group. Each Guarantor is individually liable for the full amount of the Guaranteed Moneys, even if one or more of the others:

(a)     has not signed or is not bound by it, or

(b) in the future stops being liable (for example, because Westpac releases that Guarantor).

Westpac can demand payment from one or more of the Guarantors without demanding it from the others.

References to "the Guarantor", "a Guarantor" or "Guarantors" shall be construed accordingly.

22.2    MULTIPLE CUSTOMERS

The terms of the guarantee and this Agreement apply to each Customer individually and to all of them as a group. Without limiting the above, this Agreement applies to money owed by any one or more of them.

References to "the Customer", "a Customer" or "Customers" shall be construed accordingly


23.     NEW GUARANTORS

A party can join this Agreement as a guarantor. To do so the party must sign an accession agreement in the form attached. Upon signing the agreement the party will automatically become a guarantor under this Agreement and it, as well as the other parties to this Agreement, will have the same obligations and rights as if the party were named in it as a Guarantor and Customer, and as if the party had signed this Agreement.


24.     LAW AND JURISDICTION

This Agreement is governed by Queensland law. The Guarantor accepts the non-exclusive jurisdiction of the courts having jurisdiction there.

Any law that allows the Guarantor or the Customer to avoid or defer payment, or that gives the Guarantor or Customer rights not contained in this Agreement, does not apply, unless the law is one which applies despite an agreement to the contrary. If any part of this Agreement is prohibited or unenforceable, it will not affect the remaining part.


25.     COUNTERPARTS

This Agreement may be executed in any number of counterparts. All of such counterparts, taken together, shall be deemed to constitute the one instrument.

26.     ATTORNEYS

Each attorney executing this agreement states that he has no notice of revocation of his power of attorney.


27.     INCONSISTENCY

(a) Subject to paragraph (b), to the extent that there is any express inconsistency between the terms of this Agreement and any other Bank Document the terms of this Agreement shall prevail.

(b) To the extent that there is any inconsistency between the terms of this Agreement and s cross guarantee and negative pledge dated 19 September 1997 between CFI, Westpac and others (the "earlier agreement") the earlier agreement prevails until the Restructure is complete. This Agreement terminates the earlier agreement (except in respect of any liability arising under it prior to termination) from the time that the Restructure is complete.


28.     RELEASE OF GUARANTORS



(a)     If:

        (i)     the Restructure is complete;

        (ii)    no Event of Default or Potential Event of Default has occurred;
                and

        (iii) Westpac has received the opinion from PricewaterhouseCoopers referred to in clause 5.5(a) of the Bill Facility Agreement in form and substance reasonably satisfactory to it,

        Westpac will:

        (iv)    release the following Guarantors from liability under this
                Agreement:

        -       Collins Foods Australia Pty Ltd ACN 009 914 103;

        -       Collins Finance and Management Pty Ltd ACN 009 996 721;

        -       Sizzler Australia Pty Ltd ACN 010 060 876;

        - Subject to satisfaction of paragraph (b), Collins Property Development Pty Ltd ACN 010 539 616; and

        -       Subject to paragraph (c), each of the companies in the SIM
                Group; and

        (v) release Sizzler International, Inc from its obligations under the Stock Pledge with Westpac dated 19 September 1997.

(b) Westpac is not required to release Collins Property Development Pty Ltd from this Agreement unless that company has granted leases on terms reasonably satisfactory to Westpac over all interests in land owned or occupied by the company in favour of Collins Restaurants Queensland Pty Ltd or Sizzler Restaurants Group Pty Ltd and Westpac holds a first registered mortgage from the relevant company over the lease of each property and a lessor's right of entry deed for each property

(c) Westpac is not required to release a company in the SIM Group from this Agreement unless SIM has entered into a franchise and licence agreement (relating to the granting of Sizzler intellectual property in the Asia Pacific region) with a company in the CFG Group on terms reasonably satisfactory to Westpac and both of those companies have entered into a Tripartite Agreement on terms reasonably acceptable to Westpac with Westpac in relation to that Agreement.

(d) Each Guarantor consents to the release of a Guarantor pursuant to this clause and agrees that its liability under this Agreement is not affected by the release of any other Guarantor.

                            SCHEDULE A -- GUARANTORS


                                           ACN/ARBN/
                                           PLACE OF
NAME OF COMPANY                         INCORPORATION    POSTAL ADDRESS
---------------                         -------------    --------------
Collins Foods Group Pty Ltd               009 937 900    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Finance and Management Pty Ltd    009 996 721    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Foods Australia Pty Ltd           009 914 103    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Foods International Pty Ltd       009 980 250    16 Edmondstone Street,
                                          Nevada         Newmarket, Qld 4051

Collins International Inc                 Delaware       16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Property Development Pty Ltd      010 539 616    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Furnace Concepts Australia Corp.          070 065 468    16 Edmondstone Street,
                                          Nevada         Newmarket, Qld 4051

Furnace Concepts International Inc        Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Restaurants Queensland Pty Ltd    009 988 381    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Restaurant Concepts of Australia Pty Ltd  Nevada         16 Edmondstone Street,
(Deregistered in Australia 24-04-96,                     Newmarket, Qld 4051
code s350, Formerly A.R.B.N.
010 761 770)

Restaurant Concepts International Inc     Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler Australia Pty Ltd                 010 060 876    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler Franchise Development Limited     Bermuda        16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler International Marks Inc.          Delaware       16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler New Zealand Limited               Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler Restaurant Services Inc           Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler South Pacific Pty Ltd             010 713 852    16 Edmondstone Street,
                                          Nevada         Newmarket, Qld 4051

Sizzler South-East Asia Inc               Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

                                           ACN/ARBN/
                                           PLACE OF
NAME OF COMPANY                         INCORPORATION    POSTAL ADDRESS
---------------                         -------------    --------------
Sizzler Asia Holdings, Inc Delaware                      16 Edmonstone Street,
                                                         Newmarket, Qld  4051

Collins Restaurants Management Pty Ltd    093 912 979    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler Restaurants Group Pty Ltd         010 102 388    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

                    SCHEDULE B - FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT is made the                      day of           20
                                     --------------------        ---------   --

BY      [*] A.C.N. [*] of [*] (the "NEW GUARANTOR")

AND     EACH OF THE COMPANIES LISTED IN THE SCHEDULE (each an "EXISTING
        GUARANTOR")

TO      WESTPAC BANKING CORPORATION A.R.B.N. 007 457 141 ("WESTPAC").

THIS ACCESSION AGREEMENT IS ENTERED INTO IN EXCHANGE FOR Westpac giving credit, or continuing to provide it, or not taking immediate action to enforce the obligations of any Customer referred to in the Cross Guarantee and Indemnity and Negative Pledge with Financial Ratio Covenants dated [*] between Westpac and the Existing Guarantors (as amended from time to time, the "GUARANTEE") and for other good and valuable consideration.

Expressions defined in the Guarantee have the same meaning in this Accession Agreement.

THE NEW GUARANTOR AND THE EXISTING GUARANTORS agree with and acknowledge to
Westpac:

(a) That the New Guarantor shall as and from the date of this Accession Agreement be subject in all respects to all those obligations to Westpac, and the Existing Guarantors shall have the same liability with respect to the indebtedness of the New Guarantor as if the New Guarantor was a Guarantor and Customer respectively named as a party to the Guarantee and all the terms of the Guarantee shall apply to and bind the Guarantors (including the New Guarantor) accordingly.

(b) That at the time of executing this Accession Agreement the New Guarantor is aware that the Existing Guarantors have already incurred liabilities to Westpac and that the existence of such liabilities is not to diminish or release in any way the liabilities of the New Guarantor arising under clause (a) of this Accession Agreement or Westpac's rights powers and remedies arising because of this Accession Agreement.

(c) [That at the time of executing this Accession Agreement the Existing Guarantors are aware that the New Guarantor has already incurred liabilities to Westpac and that the existence of such liabilities is not to diminish or release in any way the liabilities of the Existing Guarantors arising under the Guarantee.] [insert if the New Guarantor has existing liabilities to Westpac]

This Agreement may be executed in any number of counterparts. All of such counterparts, taken together, shall be deemed to constitute the one instrument.

Clause 18.4 of the Guarantee applies to this Agreement as if stated in it (with "Guarantor" being read to include the New Guarantor).

                                    SCHEDULE

                                           ACN/ARBN/
                                           PLACE OF
NAME OF COMPANY                         INCORPORATION    POSTAL ADDRESS
---------------                         -------------    --------------
Collins Foods Group Pty Ltd               009 937 900    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Finance and Management Pty Ltd    009 996 721    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

                                           ACN/ARBN/
                                           PLACE OF
NAME OF COMPANY                         INCORPORATION    POSTAL ADDRESS
---------------                         -------------    --------------
Collins Foods Australia Pty Ltd           009 914 103    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Foods International Pty Ltd       009 980 250    16 Edmondstone Street,
                                          Nevada         Newmarket, Qld 4051

Collins International Inc                 Delaware       16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Property Development Pty Ltd      010 539 616    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Furnace Concepts Australia Corp.          070 065 468    16 Edmondstone Street,
                                          Nevada         Newmarket, Qld 4051

Furnace Concepts International Inc        Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Collins Restaurants Queensland Pty Ltd    009 988 381    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Restaurant Concepts of Australia Pty Ltd  Nevada         16 Edmondstone Street,
(Deregistered in Australia 24-04-96,                     Newmarket, Qld 4051
code s350, Formerly A.R.B.N.
010 761 770)

Restaurant Concepts International Inc     Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler Australia Pty Ltd                 010 060 876    16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler Franchise Development Limited     Bermuda        16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler International Marks Inc.          Delaware       16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler New Zealand Limited               Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler Restaurant Services Inc           Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051

Sizzler South Pacific Pty Ltd             010 713 852    16 Edmondstone Street,
                                          Nevada         Newmarket, Qld 4051

Sizzler South-East Asia Inc               Nevada         16 Edmondstone Street,
                                                         Newmarket, Qld 4051


Sizzler Asia Holdings, Inc. Delaware                     16 Edmonstone Street,
                                                         Newmarket, Qld 4051

Collins Restaurants Management Pty Ltd    093 912 979    16 Edmonstone Street

                                                         Newmarket, Qld 4051

Sizzler Restaurants Group Pty Ltd         010 102 388    16 Edmonstone Street,
                                                         Newmarket,  Qld  4051

EXECUTED AS AN AGREEMENT in


THE COMMON SEAL of                         )
                                           )   ---------------------------------
was duly affixed by authority of the       )   Director
Board of Directors in the presence of      )
                                           )
(insert name)                              )   ---------------------------------
              -----------------------      )   Director/Secretary
and                                        )
                                           )
(insert name)                              )
              -----------------------      )

[ONE EXECUTION TO BE INCLUDED FOR EACH NEW GUARANTOR AND EACH EXISTING
GUARANTOR]

                                    EXECUTION



EXECUTED AS AN AGREEMENT in



ON




THE COMMON SEAL of                         )
                                           )
COLLINS FOODS GROUP PTY LTD                )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
COLLINS FINANCE AND MANAGEMENT PTY LTD     )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
COLLINS FOODS AUSTRALIA PTY LTD            )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )

THE COMMON SEAL of                         )
                                           )
COLLINS FOODS INTERNATIONAL PTY LTD        )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
COLLINS INTERNATIONAL INC.                 )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
COLLINS PROPERTY DEVELOPMENT PTY LTD       )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )

THE COMMON SEAL of                         )
                                           )
FURNACE CONCEPTS AUSTRALIA CORP.           )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
FURNACE CONCEPTS INTERNATIONAL INC.        )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
COLLINS RESTAURANTS QUEENSLAND PTY LTD     )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )

THE COMMON SEAL of                         )
                                           )
RESTAURANT CONCEPTS OF AUSTRALIA PTY LTD   )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
RESTAURANT CONCEPTS INTERNATIONAL INC.     )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
SIZZLER AUSTRALIA PTY LTD                  )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )

THE COMMON SEAL of                         )
                                           )
SIZZLER FRANCHISE DEVELOPMENT, LTD         )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
SIZZLER INTERNATIONAL MARKS INC.           )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
SIZZLER NEW ZEALAND LIMITED                )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )

THE COMMON SEAL of                         )
                                           )
SIZZLER RESTAURANT SERVICES INC.           )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
SIZZLER SOUTH PACIFIC PTY LTD              )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
SIZZLER SOUTH-EAST ASIA INC.               )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )

THE COMMON SEAL of                         )
                                           )
SIZZLER ASIA HOLDINGS, INC DELAWARE PTY    )
LTD                                        )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
COLLINS RESTAURANTS MANAGEMENT PTY LTD     )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )



THE COMMON SEAL of                         )
                                           )
SIZZLER RESTAURANTS GROUP PTY LTD          )
                                           )
was duly affixed by authority of the       )   ---------------------------------
Board of Directors in the presence of      )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )   ---------------------------------
and                                        )   Authorised officer
                                           )
(insert name)                              )
              -----------------------      )